                                                                    Exhibit 10.6

                                 INFORMIX CORPORATION

                         NONQUALIFIED STOCK OPTION AGREEMENT

                                FOR OUTSIDE DIRECTORS


    Informix Corporation (the "Company"), granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

    1.   DEFINITIONS:

         (a)  "Optionee" shall mean

         (b)  "Date of Option Grant" shall mean

         (c) "Number of Option Shares" shall mean _______ shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

         (d) "Exercise Price" shall mean $_____ per share as adjusted from time to time pursuant to paragraph 9 below.

         (e) "Initial Exercise Date" shall be the date occurring one (1) year after the Date of Option Grant.

         (f) "Initial Vesting Date" shall be the date occurring one (1) year after the Date of Option Grant.

         (g)  Determination of "Vested Ratio":

                                                                              Vested Ratio
                                                                              ------------

              Prior to Initial Vesting Date                                              0

              On Initial Vesting Date, provided the Optionee has continuously          1/3
              served as a director of the Company from the Date of Option
              Grant until the Initial Vesting Date

                                                                                      Plus
                                                                                      ----

              For each full year of the Optionee's continuous service as               1/3
              a director of the Company from the Initial Vesting Date

              In no event shall the Vested Ratio exceed 1/1.

         (h) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

         (i)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (j) "Company" shall mean Informix Corporation, a Delaware corporation, and any successor corporation thereto.

         (k) "Plan" shall mean the Informix Corporation 1989 Outside Directors Stock Option Plan.

    2. STATUS OF THE OPTION. This Option is intended to be a nonqualified stock option and shall not be treated as an incentive stock option as described in section 422A(b) of the Code.

    3. ADMINISTRATION. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

    4.   EXERCISE OF THE OPTION.

         (a) RIGHT TO EXERCISE. The Option shall first become exercisable on the Initial Exercise Date. The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the number of Option Shares.

         (b) METHOD OF EXERCISE. The Option shall be exercisable by written notice to the Company which shall state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the

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

Company, or other authorized representative of the Company, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by full payment of the exercise price for the number of shares being purchased.

         (c) FORM OF PAYMENT OF OPTION PRICE. Such payment shall be made in cash, by check, or cash equivalent.

         (d) WITHHOLDING. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

         (e) CERTIFICATE REGISTRATION. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

         (f) RESTRICTIONS ON GRANT OF THE OPTION AND ISSUANCE OF SHARES. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

         (g) FRACTIONAL SHARES. The Company shall not be required to issue fractional shares upon the exercise of the Option.

    5. NON-TRANSFERABILITY OF THE OPTION. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution.

    6. TERMINATION OF THE OPTION. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following the Optionee's termination of service as a director of the Company as described in paragraph 7 below, or (c) upon a transfer of control as described in paragraph 8 below.

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

    7.   TERMINATION OF SERVICE AS A DIRECTOR.

         (a) TERMINATION OF DIRECTOR STATUS. If Optionee ceases to be a director of the Company for any reason other than Optionee's death or disability within the meaning of section 422A(c) of the Code, this option, to the extent unexercised and exercisable, shall, subject to earlier termination pursuant to paragraph 6 above, expire one (1) month thereafter, and during such period after Optionee ceases to be a director this Option shall be exercisable only as to those shares with respect to which installments, if any, had vested pursuant to paragraph 1 above, as of the date of such termination of director status.

         (b) DEATH OR DISABILITY. If Optionee shall die or become disabled within the meaning of section 422A(c) of the Code while a director of the Company, the Optionee or the person or persons to whom Optionee's rights under the Option shall have passed by will or by the applicable laws of descent and distribution shall have the right, at any time within one (1) year after the date of Optionee's death or termination of service as director, to exercise such Option as to those shares with respect to which installments had vested pursuant to paragraph 1 above as of the date of such termination of director status; provided, however, that all rights under such option shall expire in any event on the day specified in paragraph 6 above.

         (c) EXERCISE PREVENTED BY LAW. Except as provided in this paragraph 7, the Option shall terminate and may not be exercised after the Optionee's director status with the Company terminates unless the exercise of the Option in accordance with this paragraph 7 is prevented by the provisions of paragraph 4(f) above. If the exercise of the Option is so prevented, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

         (d) OPTIONEE SUBJECT TO SECTION 16(b). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of director status, or (iii) the Option Term Date.

         (e) OPTIONEE BECOMING EMPLOYEE-DIRECTOR. If Optionee shall become an employee of the Company while also a director of the Company, (i) this option, to the extent unexercisable at the time the Optionee becomes an employee of the Company, shall immediately expire, and (ii) the Optionee shall have the right to exercise such Option as to those shares with respect to which installments, if any, had vested pursuant to paragraph 1 above as of the date of such employment with the Company until the Option Term Date; provided, however, that all rights under the exercisable portion of such Option, if any, shall expire in any event on the day specified in paragraph 6 above.

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    8.   TRANSFER OF CONTROL.  A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

         (a) a merger, consolidation, or reorganization in which the shareholders of the Company before such merger, consolidation, or reorganization do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company;

         (b) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more corporations where the shareholders of the Company before such sale, exchange, or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the corporation(s) to which the assets were transferred);

         (c) the direct or indirect sale or exchange by the shareholders of the Company of eighty percent (80%) or more of the then outstanding voting stock of the Company where the shareholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company; or

         (d)  the liquidation or dissolution of the Company.

    Subject to any required action by the shareholders of the Company, in the event of a Transfer of Control, the Optionee shall have the right within a period commencing not more than thirty (30) days immediately prior to, and ending on the day immediately prior to, such Transfer of Control to exercise the Option to the extent of all or any part of the aggregate number of shares subject to the Option.

    9. EFFECT OF CHANGE IN STOCK SUBJECT TO THE OPTION. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

    10. RIGHTS AS A SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above.

    11. LEGENDS. The Company may at any time place legends referencing any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the

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

provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph.

    12. BINDING EFFECT. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

    13. TERMINATION OR AMENDMENT. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

    14. INTEGRATED AGREEMENT. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

    15. APPLICABLE LAW. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

                                       INFORMIX CORPORATION


                                       ----------------------------------------
                                       By:

                                       Title:
                                             ----------------------------------

    The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.


Date:
     -----------------------------     ----------------------------------------


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